Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR SECOND QUARTER 2020

•Diluted EPS of $0.59 ($0.54, as adjusted)
•Operating margin of 37.5% (37.7%, as adjusted)
•AUM of $66.3 billion; average AUM of $62.2 billion
•Net inflows of $3.4 billion

NEW YORK, NY, July 22, 2020—Cohen & Steers, Inc. (NYSE: CNS) today reported its operating results for the quarter ended June 30, 2020.

Financial Highlights
(in thousands, except percentages and per share data)	Three Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019
U.S. GAAP
Revenue	$94,087	$105,830	$101,792
Expenses	$58,792	$77,461	$63,688
Operating income (loss)	$35,295	$28,369	$38,104
Non-operating income (loss)	$7,953	$(19,843)	$4,536
Net income attributable to common stockholders	$28,520	$20,572	$31,333
Diluted earnings per share	$0.59	$0.42	$0.65
Operating margin	37.5%	26.8%	37.4%

As Adjusted (1)
Net income attributable to common stockholders	$26,154	$29,439	$29,682
Diluted earnings per share	$0.54	$0.61	$0.62
Operating margin	37.7%	38.2%	38.2%
_________________________ (1) The “As Adjusted” amounts represent non-GAAP financial measures. Refer to pages 19-20 for reconciliations to the most directly comparable U.S. GAAP financial measures.

U.S. GAAP
This section discusses the financial results of the Company as presented in accordance with U.S. GAAP.
Revenue
Revenue for the second quarter of 2020 was $94.1 million, a decrease of $11.7 million, or 11.1% from $105.8 million for the first quarter of 2020. The change was primarily due to a decrease in investment advisory and administration fees of $10.6 million, primarily attributable to lower average assets under management in all three investment vehicles. Changes to investment advisory and administration fee revenue by investment vehicle were as follows:
•Institutional account revenue decreased $3.3 million to $24.5 million;
•Open-end fund revenue decreased $5.2 million to $44.6 million; and
•Closed-end fund revenue decreased $2.1 million to $17.5 million.
Expenses
Expenses for the second quarter of 2020 were $58.8 million, a decrease of $18.7 million, or 24.1% from $77.5 million for the first quarter of 2020. The change was primarily due to:
•Lower employee compensation and benefits of $4.3 million, primarily due to lower incentive compensation of $1.5 million and lower payroll taxes of $1.3 million;
•Lower distribution and services fees of $1.6 million, primarily due to lower average assets under management in U.S. open-end funds; and
•Lower general and administrative expenses of $12.9 million. The first quarter of 2020 included expenses of $11.9 million associated with the Cohen & Steers Quality Income Realty Fund, Inc. (RQI) rights offering.
Operating Margin
Operating margin was 37.5% for the second quarter of 2020, compared with 26.8% for the first quarter of 2020. Operating margin, which represents the ratio of operating income to revenue, increased primarily due to lower general and administrative expenses. During the first quarter of 2020, general and administrative expenses included costs associated with the RQI rights offering.

Non-operating Income (Loss)
(in thousands)	Three Months Ended
	June 30, 2020				March 31, 2020
	Seed Investments		Other	Total	Seed Investments		Other	Total
Interest and dividend income—net	$604		$289	$893	$607		$542	$1,149
Gain (loss) from investments—net	7,317		—	7,317	(22,027)		—	(22,027)
Foreign currency gains (losses)—net	(225)		(32)	(257)	(473)		1,508	1,035
Total non-operating income (loss)	$7,696	(1)	$257	$7,953	$(21,893)	(1)	$2,050	$(19,843)
_________________________

(1) Amounts included a gain of $3.6 million and a loss of $12.5 million attributable to third-party interests for the three months ended June 30, 2020 and March 31, 2020, respectively.

Non-operating income for the second quarter of 2020 was $8.0 million, compared with non-operating loss of $19.8 million for the first quarter of 2020. For the second quarter of 2020, the Company’s share of non-operating income from seed investments, excluding a gain of $3.6 million attributable to third-party interests, was $4.1 million. For the first quarter of 2020, the Company’s share of non-operating loss from seed investments, excluding a loss of $12.5 million attributable to third-party interests, was $9.4 million.
Income Taxes
The effective tax rate for the second quarter of 2020 was 28.0%, compared with 2.2% for the first quarter of 2020. The effective tax rate for the second quarter of 2020 differed from the U.S. federal statutory rate of 21.0% primarily due to state, local and foreign taxes. The effective tax rate for the first quarter of 2020 differed from the U.S. federal statutory rate of 21.0% primarily due to state, local and foreign taxes and the establishment of a valuation allowance associated with unrealized losses on the Company’s seed investments, partially offset by discrete tax items, primarily related to the appreciated value of the restricted stock units delivered in January 2020.
As Adjusted
The term “As Adjusted” is used to identify non-GAAP financial information in the discussion below. Refer to pages 19-20 for reconciliations to the most directly comparable U.S. GAAP financial measures.
Revenue
Revenue, as adjusted, for the second quarter of 2020 was $94.0 million, compared with $105.8 million for the first quarter of 2020.
Revenue, as adjusted, excluded the impact of consolidation of certain of the Company's seed investments for both periods.
Expenses
Expenses, as adjusted, for the second quarter of 2020 were $58.6 million, compared with $65.4 million for the first quarter of 2020.
Expenses, as adjusted, excluded the following:
•The impact of consolidation of certain of the Company's seed investments for both periods; and
•Costs associated with the RQI rights offering for the first quarter of 2020.
Operating Margin
Operating margin, as adjusted, for the second quarter of 2020 was 37.7%, compared with 38.2% for the first quarter of 2020.

Non-operating Income
Non-operating income, as adjusted, for the second quarter of 2020 was $140,000, compared with $123,000 for the first quarter of 2020.
Non-operating income, as adjusted, excluded the following for both periods:
•Results from the Company's seed investments; and
•Net foreign currency exchange gains and losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
Income Taxes
The effective tax rate, as adjusted, for the second quarter of 2020 was 26.5%, compared with 27.4% for the first quarter of 2020.
The effective tax rate, as adjusted, excluded the tax effects associated with non-GAAP adjustments as well as discrete items for both periods.

Assets Under Management
(in millions)	As of
By Investment Vehicle	June 30, 2020	March 31, 2020	% Change
Institutional accounts	$28,867	$25,045	15.3%
Open-end funds	28,921	24,561	17.8%
Closed-end funds	8,539	7,763	10.0%
Total	$66,327	$57,369	15.6%

By Investment Strategy
U.S. real estate	$28,119	$23,794	18.2%
Preferred securities	17,116	14,872	15.1%
Global/international real estate	12,659	11,005	15.0%
Global listed infrastructure	6,768	6,175	9.6%
Other	1,665	1,523	9.3%
Total	$66,327	$57,369	15.6%

Assets under management at June 30, 2020 were $66.3 billion, an increase of 15.6% from $57.4 billion at March 31, 2020. The increase was driven by net inflows of $3.4 billion and market appreciation of $6.6 billion, partially offset by distributions of $1.0 billion.

Institutional Accounts
Assets under management in institutional accounts at June 30, 2020 were $28.9 billion, an increase of 15.3% from $25.0 billion at March 31, 2020. The change was primarily due to the following:
•Advisory:
◦Net inflows of $851 million, including $479 million into global/international real estate and $419 million into U.S. real estate, partially offset by net outflows of $53 million from global listed infrastructure; and
◦Market appreciation of $1.4 billion, including $447 million from global/international real estate, $352 million from U.S. real estate and $262 million from preferred securities.
•Japan subadvisory:
◦Net inflows of $318 million, including $225 million into U.S. real estate;
◦Market appreciation of $960 million, including $730 million from U.S. real estate and $200 million from global/international real estate; and
◦Distributions of $334 million, including $327 million from U.S. real estate.
•Subadvisory excluding Japan:
◦Net inflows of $212 million, including $117 million into global/international real estate and $86 million into U.S. real estate; and
◦Market appreciation of $463 million, including $254 million from global/international real estate and $123 million from global listed infrastructure.
Open-end Funds
Assets under management in open-end funds at June 30, 2020 were $28.9 billion, an increase of 17.8% from $24.6 billion at March 31, 2020. The change was primarily due to the following:
•Net inflows of $2.0 billion, including $1.3 billion into U.S. real estate and $777 million into preferred securities, partially offset by net outflows of $99 million from global/international real estate;
•Market appreciation of $2.9 billion, including $1.5 billion from U.S. real estate and $1.1 billion from preferred securities; and
•Distributions of $577 million, including $410 million from U.S. real estate.
Closed-end Funds
Assets under management in closed-end funds at June 30, 2020 were $8.5 billion, an increase of 10.0% from $7.8 billion at March 31, 2020. The increase was the result of market appreciation of $903 million, partially offset by distributions of $128 million.

Investment Performance at June 30, 2020
_________________________
(1) Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2) © 2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at June 30, 2020. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of June 30, 2020, cash, cash equivalents, U.S. Treasury securities and seed investments were $191.9 million. As of June 30, 2020, stockholders' equity was $213.5 million and the Company had no debt.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, July 23, 2020 at 10:00 a.m. (ET) to discuss the Company's second quarter results. Investors and analysts can access the live conference call by dialing 800-950-8523 (U.S.) or +1-212-231-2905 (international); passcode: 21965747. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the Company's website at www.cohenandsteers.com under “Company—Investor Relations—Press Releases.”
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on July 23, 2020 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21965747. Internet access to the webcast, which includes audio (listen-only), will be available on the Company's website at www.cohenandsteers.com under “Company—Investor Relations—Overview.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong and Tokyo.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views with respect to, among other things, the Company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "may," "should," "seeks," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The Company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the Company's Annual Report on Form 10-K for the year ended December 31, 2019 (the Form 10-K) and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the First Quarter 10-Q), each of which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the Company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company's Form 10-K, First Quarter 10-Q, and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2020	March 31, 2020	June 30, 2019 (1)	March 31, 2020	June 30, 2019
Revenue
Investment advisory and administration fees	$86,648	$97,289	$93,854
Distribution and service fees	6,930	7,783	7,418
Other	509	758	520
Total revenue	94,087	105,830	101,792	(11.1%)	(7.6%)
Expenses
Employee compensation and benefits	34,320	38,617	36,846
Distribution and service fees	12,518	14,104	14,188
General and administrative	10,726	23,588	11,539
Depreciation and amortization	1,228	1,152	1,115
Total expenses	58,792	77,461	63,688	(24.1%)	(7.7%)
Operating income (loss)	35,295	28,369	38,104	24.4%	(7.4%)
Non-operating income (loss)
Interest and dividend income—net	893	1,149	1,920
Gain (loss) from investments—net	7,317	(22,027)	1,874
Foreign currency gains (losses)—net	(257)	1,035	742
Total non-operating income (loss)	7,953	(19,843)	4,536	*	75.3%
Income before provision for income taxes	43,248	8,526	42,640	407.2%	1.4%
Provision for income taxes	11,086	458	9,991
Net income	32,162	8,068	32,649	298.6%	(1.5%)
Less: Net (income) loss attributable to redeemable noncontrolling interests	(3,642)	12,504	(1,316)
Net income attributable to common stockholders	$28,520	$20,572	$31,333	38.6%	(9.0%)

Earnings per share attributable to common stockholders
Basic	$0.60	$0.43	$0.66	38.1%	(10.0%)
Diluted	$0.59	$0.42	$0.65	38.7%	(9.7%)

Dividends declared per share	$0.39	$0.39	$0.36	—%	8.3%

Weighted average shares outstanding
Basic	47,826	47,651	47,304
Diluted	48,572	48,591	48,175
_________________________

*  Not meaningful.
(1) Revenue amounts related to model-based portfolios were reclassified from other (previously reported as portfolio consulting and other) to investment advisory and administration fees.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Six Months Ended
	June 30, 2020	June 30, 2019 (1)	% Change
Revenue
Investment advisory and administration fees	$183,937	$180,658
Distribution and service fees	14,713	14,391
Other	1,267	969
Total revenue	199,917	196,018	2.0%
Expenses
Employee compensation and benefits	72,937	70,561
Distribution and service fees	26,622	26,724
General and administrative	34,314	22,977
Depreciation and amortization	2,380	2,217
Total expenses	136,253	122,479	11.2%
Operating income (loss)	63,664	73,539	(13.4%)
Non-operating income (loss)
Interest and dividend income—net	2,042	3,461
Gain (loss) from investments—net	(14,710)	15,738
Foreign currency gains (losses)—net	778	247
Total non-operating income (loss)	(11,890)	19,446	*
Income before provision for income taxes	51,774	92,985	(44.3%)
Provision for income taxes	11,544	20,359
Net income	40,230	72,626	(44.6%)
Less: Net (income) loss attributable to redeemable noncontrolling interests	8,862	(8,750)
Net income attributable to common stockholders	$49,092	$63,876	(23.1%)

Earnings per share attributable to common stockholders
Basic	$1.03	$1.35	(24.0%)
Diluted	$1.01	$1.33	(24.1%)

Dividends declared per share	$0.78	$0.72	8.3%

Weighted average shares outstanding
Basic	47,739	47,226
Diluted	48,549	47,942
_________________________

* Not meaningful.
(1) Revenue amounts related to model-based portfolios were reclassified from other (previously reported as portfolio consulting and other) to investment advisory and administration fees.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	June 30, 2020	March 31, 2020	June 30, 2019 (1)	March 31, 2020	June 30, 2019
Institutional Accounts
Assets under management, beginning of period	$25,045	$31,813	$30,431
Inflows	1,904	2,263	953
Outflows	(523)	(1,461)	(2,174)
Net inflows (outflows)	1,381	802	(1,221)
Market appreciation (depreciation)	2,775	(7,254)	725
Distributions	(334)	(316)	(333)
Total increase (decrease)	3,822	(6,768)	(829)
Assets under management, end of period	$28,867	$25,045	$29,602	15.3%	(2.5%)
Percentage of total assets under management	43.5%	43.7%	44.4%
Average assets under management	$27,111	$29,894	$30,246	(9.3%)	(10.4%)

Open-end Funds
Assets under management, beginning of period	$24,561	$30,725	$26,407
Inflows	5,163	4,377	3,002
Outflows	(3,124)	(4,310)	(1,839)
Net inflows (outflows)	2,039	67	1,163
Market appreciation (depreciation)	2,898	(6,004)	803
Distributions	(577)	(227)	(810)
Total increase (decrease)	4,360	(6,164)	1,156
Assets under management, end of period	$28,921	$24,561	$27,563	17.8%	4.9%
Percentage of total assets under management	43.6%	42.8%	41.4%
Average assets under management	$26,799	$29,808	$27,056	(10.1%)	(0.9%)

Closed-end Funds
Assets under management, beginning of period	$7,763	$9,644	$9,290
Inflows	1	403	—
Outflows	—	(88)	—
Net inflows (outflows)	1	315	—
Market appreciation (depreciation)	903	(2,068)	273
Distributions	(128)	(128)	(127)
Total increase (decrease)	776	(1,881)	146
Assets under management, end of period	$8,539	$7,763	$9,436	10.0%	(9.5%)
Percentage of total assets under management	12.9%	13.5%	14.2%
Average assets under management	$8,322	$9,286	$9,338	(10.4%)	(10.9%)

Total
Assets under management, beginning of period	$57,369	$72,182	$66,128
Inflows	7,068	7,043	3,955
Outflows	(3,647)	(5,859)	(4,013)
Net inflows (outflows)	3,421	1,184	(58)
Market appreciation (depreciation)	6,576	(15,326)	1,801
Distributions	(1,039)	(671)	(1,270)
Total increase (decrease)	8,958	(14,813)	473
Assets under management, end of period	$66,327	$57,369	$66,601	15.6%	(0.4%)
Average assets under management	$62,232	$68,988	$66,640	(9.8%)	(6.6%)
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Six Months Ended
	June 30, 2020	June 30, 2019 (1)	% Change
Institutional Accounts
Assets under management, beginning of period	$31,813	$27,148
Inflows	4,167	1,804
Outflows	(1,984)	(3,361)
Net inflows (outflows)	2,183	(1,557)
Market appreciation (depreciation)	(4,479)	4,700
Distributions	(650)	(694)
Transfers	—	5
Total increase (decrease)	(2,946)	2,454
Assets under management, end of period	$28,867	$29,602	(2.5%)
Percentage of total assets under management	43.5%	44.4%
Average assets under management	$28,524	$29,719	(4.0%)

Open-end Funds
Assets under management, beginning of period	$30,725	$22,295
Inflows	9,540	6,102
Outflows	(7,434)	(3,529)
Net inflows (outflows)	2,106	2,573
Market appreciation (depreciation)	(3,106)	3,717
Distributions	(804)	(1,017)
Transfers	—	(5)
Total increase (decrease)	(1,804)	5,268
Assets under management, end of period	$28,921	$27,563	4.9%
Percentage of total assets under management	43.6%	41.4%
Average assets under management	$28,329	$25,863	9.5%

Closed-end Funds
Assets under management, beginning of period	$9,644	$8,410
Inflows	404	—
Outflows	(88)	—
Net inflows (outflows)	316	—
Market appreciation (depreciation)	(1,165)	1,280
Distributions	(256)	(254)
Total increase (decrease)	(1,105)	1,026
Assets under management, end of period	$8,539	$9,436	(9.5%)
Percentage of total assets under management	12.9%	14.2%
Average assets under management	$8,804	$9,161	(3.9%)

Total
Assets under management, beginning of period	$72,182	$57,853
Inflows	14,111	7,906
Outflows	(9,506)	(6,890)
Net inflows (outflows)	4,605	1,016
Market appreciation (depreciation)	(8,750)	9,697
Distributions	(1,710)	(1,965)
Total increase (decrease)	(5,855)	8,748
Assets under management, end of period	$66,327	$66,601	(0.4%)
Average assets under management	$65,657	$64,743	1.4%
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	June 30, 2020	March 31, 2020	June 30, 2019 (1)	March 31, 2020	June 30, 2019
Advisory
Assets under management, beginning of period	$13,048	$15,669	$13,690
Inflows	1,103	1,434	725
Outflows	(252)	(737)	(660)
Net inflows (outflows)	851	697	65
Market appreciation (depreciation)	1,352	(3,318)	344
Total increase (decrease)	2,203	(2,621)	409
Assets under management, end of period	$15,251	$13,048	$14,099	16.9%	8.2%
Percentage of institutional assets under management	52.8%	52.1%	47.6%
Average assets under management	$14,366	$14,836	$13,866	(3.2%)	3.6%

Japan Subadvisory
Assets under management, beginning of period	$7,792	$10,323	$10,160
Inflows	418	558	72
Outflows	(100)	(278)	(296)
Net inflows (outflows)	318	280	(224)
Market appreciation (depreciation)	960	(2,495)	243
Distributions	(334)	(316)	(333)
Total increase (decrease)	944	(2,531)	(314)
Assets under management, end of period	$8,736	$7,792	$9,846	12.1%	(11.3%)
Percentage of institutional assets under management	30.3%	31.1%	33.3%
Average assets under management	$8,128	$9,620	$9,888	(15.5%)	(17.8%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$4,205	$5,821	$6,581
Inflows	383	271	156
Outflows	(171)	(446)	(1,218)
Net inflows (outflows)	212	(175)	(1,062)
Market appreciation (depreciation)	463	(1,441)	138
Total increase (decrease)	675	(1,616)	(924)
Assets under management, end of period	$4,880	$4,205	$5,657	16.1%	(13.7%)
Percentage of institutional assets under management	16.9%	16.8%	19.1%
Average assets under management	$4,617	$5,438	$6,492	(15.1%)	(28.9%)

Total Institutional Accounts
Assets under management, beginning of period	$25,045	$31,813	$30,431
Inflows	1,904	2,263	953
Outflows	(523)	(1,461)	(2,174)
Net inflows (outflows)	1,381	802	(1,221)
Market appreciation (depreciation)	2,775	(7,254)	725
Distributions	(334)	(316)	(333)
Total increase (decrease)	3,822	(6,768)	(829)
Assets under management, end of period	$28,867	$25,045	$29,602	15.3%	(2.5%)
Average assets under management	$27,111	$29,894	$30,246	(9.3%)	(10.4%)
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Six Months Ended
	June 30, 2020	June 30, 2019 (1)	% Change
Advisory
Assets under management, beginning of period	$15,669	$12,065
Inflows	2,537	1,013
Outflows	(989)	(978)
Net inflows (outflows)	1,548	35
Market appreciation (depreciation)	(1,966)	1,994
Transfers	—	5
Total increase (decrease)	(418)	2,034
Assets under management, end of period	$15,251	$14,099	8.2%
Percentage of institutional assets under management	52.8%	47.6%
Average assets under management	$14,601	$13,505	8.1%

Japan Subadvisory
Assets under management, beginning of period	$10,323	$9,288
Inflows	976	99
Outflows	(378)	(583)
Net inflows (outflows)	598	(484)
Market appreciation (depreciation)	(1,535)	1,736
Distributions	(650)	(694)
Total increase (decrease)	(1,587)	558
Assets under management, end of period	$8,736	$9,846	(11.3%)
Percentage of institutional assets under management	30.3%	33.3%
Average assets under management	$8,866	$9,896	(10.4%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,821	$5,795
Inflows	654	692
Outflows	(617)	(1,800)
Net inflows (outflows)	37	(1,108)
Market appreciation (depreciation)	(978)	970
Total increase (decrease)	(941)	(138)
Assets under management, end of period	$4,880	$5,657	(13.7%)
Percentage of institutional assets under management	16.9%	19.1%
Average assets under management	$5,057	$6,318	(20.0%)

Total Institutional Accounts
Assets under management, beginning of period	$31,813	$27,148
Inflows	4,167	1,804
Outflows	(1,984)	(3,361)
Net inflows (outflows)	2,183	(1,557)
Market appreciation (depreciation)	(4,479)	4,700
Distributions	(650)	(694)
Transfers	—	5
Total increase (decrease)	(2,946)	2,454
Assets under management, end of period	$28,867	$29,602	(2.5%)
Average assets under management	$28,524	$29,719	(4.0%)
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	June 30, 2020	March 31, 2020	June 30, 2019 (1)	March 31, 2020	June 30, 2019
U.S. Real Estate
Assets under management, beginning of period	$23,794	$31,024	$28,608
Inflows	3,596	2,487	1,905
Outflows	(1,522)	(1,931)	(1,507)
Net inflows (outflows)	2,074	556	398
Market appreciation (depreciation)	3,035	(7,377)	807
Distributions	(784)	(440)	(993)
Transfers	—	31	21
Total increase (decrease)	4,325	(7,230)	233
Assets under management, end of period	$28,119	$23,794	$28,841	18.2%	(2.5%)
Percentage of total assets under management	42.4%	41.5%	43.3%
Average assets under management	$25,642	$29,536	$28,778	(13.2%)	(10.9%)

Preferred Securities
Assets under management, beginning of period	$14,872	$17,581	$14,940
Inflows	2,075	2,456	1,277
Outflows	(1,319)	(2,576)	(818)
Net inflows (outflows)	756	(120)	459
Market appreciation (depreciation)	1,653	(2,395)	481
Distributions	(165)	(163)	(145)
Transfers	—	(31)	—
Total increase (decrease)	2,244	(2,709)	795
Assets under management, end of period	$17,116	$14,872	$15,735	15.1%	8.8%
Percentage of total assets under management	25.8%	25.9%	23.6%
Average assets under management	$16,422	$17,253	$15,293	(4.8%)	7.4%

Global/International Real Estate
Assets under management, beginning of period	$11,005	$13,509	$12,878
Inflows	1,108	1,747	579
Outflows	(482)	(898)	(1,408)
Net inflows (outflows)	626	849	(829)
Market appreciation (depreciation)	1,059	(3,345)	206
Distributions	(31)	(8)	(59)
Total increase (decrease)	1,654	(2,504)	(682)
Assets under management, end of period	$12,659	$11,005	$12,196	15.0%	3.8%
Percentage of total assets under management	19.1%	19.2%	18.3%
Average assets under management	$11,799	$12,732	$12,872	(7.3%)	(8.3%)
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	June 30, 2020	March 31, 2020	June 30, 2019 (1)	March 31, 2020	June 30, 2019
Global Listed Infrastructure
Assets under management, beginning of period	$6,175	$8,076	$7,387
Inflows	252	290	160
Outflows	(279)	(389)	(200)
Net inflows (outflows)	(27)	(99)	(40)
Market appreciation (depreciation)	670	(1,748)	249
Distributions	(50)	(54)	(52)
Total increase (decrease)	593	(1,901)	157
Assets under management, end of period	$6,768	$6,175	$7,544	9.6%	(10.3%)
Percentage of total assets under management	10.2%	10.8%	11.3%
Average assets under management	$6,763	$7,614	$7,412	(11.2%)	(8.8%)

Other
Assets under management, beginning of period	$1,523	$1,992	$2,315
Inflows	37	63	34
Outflows	(45)	(65)	(80)
Net inflows (outflows)	(8)	(2)	(46)
Market appreciation (depreciation)	159	(461)	58
Distributions	(9)	(6)	(21)
Transfers	—	—	(21)
Total increase (decrease)	142	(469)	(30)
Assets under management, end of period	$1,665	$1,523	$2,285	9.3%	(27.1%)
Percentage of total assets under management	2.5%	2.7%	3.4%
Average assets under management	$1,606	$1,853	$2,285	(13.3%)	(29.7%)

Total
Assets under management, beginning of period	$57,369	$72,182	$66,128
Inflows	7,068	7,043	3,955
Outflows	(3,647)	(5,859)	(4,013)
Net inflows (outflows)	3,421	1,184	(58)
Market appreciation (depreciation)	6,576	(15,326)	1,801
Distributions	(1,039)	(671)	(1,270)
Total increase (decrease)	8,958	(14,813)	473
Assets under management, end of period	$66,327	$57,369	$66,601	15.6%	(0.4%)
Average assets under management	$62,232	$68,988	$66,640	(9.8%)	(6.6%)
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Six Months Ended
	June 30, 2020	June 30, 2019 (1)	% Change
U.S. Real Estate
Assets under management, beginning of period	$31,024	$24,627
Inflows	6,083	3,255
Outflows	(3,453)	(2,489)
Net inflows (outflows)	2,630	766
Market appreciation (depreciation)	(4,342)	4,899
Distributions	(1,224)	(1,472)
Transfers	31	21
Total increase (decrease)	(2,905)	4,214
Assets under management, end of period	$28,119	$28,841	(2.5%)
Percentage of total assets under management	42.4%	43.3%
Average assets under management	$27,595	$27,937	(1.2%)

Preferred Securities
Assets under management, beginning of period	$17,581	$13,068
Inflows	4,531	3,035
Outflows	(3,895)	(1,542)
Net inflows (outflows)	636	1,493
Market appreciation (depreciation)	(742)	1,456
Distributions	(328)	(282)
Transfers	(31)	—
Total increase (decrease)	(465)	2,667
Assets under management, end of period	$17,116	$15,735	8.8%
Percentage of total assets under management	25.8%	23.6%
Average assets under management	$16,856	$14,705	14.6%

Global/International Real Estate
Assets under management, beginning of period	$13,509	$11,047
Inflows	2,855	1,240
Outflows	(1,380)	(1,877)
Net inflows (outflows)	1,475	(637)
Market appreciation (depreciation)	(2,286)	1,864
Distributions	(39)	(78)
Total increase (decrease)	(850)	1,149
Assets under management, end of period	$12,659	$12,196	3.8%
Percentage of total assets under management	19.1%	18.3%
Average assets under management	$12,288	$12,499	(1.7%)
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Six Months Ended
	June 30, 2020	June 30, 2019 (1)	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$8,076	$6,517
Inflows	542	282
Outflows	(668)	(322)
Net inflows (outflows)	(126)	(40)
Market appreciation (depreciation)	(1,078)	1,167
Distributions	(104)	(100)
Total increase (decrease)	(1,308)	1,027
Assets under management, end of period	$6,768	$7,544	(10.3%)
Percentage of total assets under management	10.2%	11.3%
Average assets under management	$7,189	$7,248	(0.8%)

Other
Assets under management, beginning of period	$1,992	$2,594
Inflows	100	94
Outflows	(110)	(660)
Net inflows (outflows)	(10)	(566)
Market appreciation (depreciation)	(302)	311
Distributions	(15)	(33)
Transfers	—	(21)
Total increase (decrease)	(327)	(309)
Assets under management, end of period	$1,665	$2,285	(27.1%)
Percentage of total assets under management	2.5%	3.4%
Average assets under management	$1,729	$2,354	(26.6%)

Total
Assets under management, beginning of period	$72,182	$57,853
Inflows	14,111	7,906
Outflows	(9,506)	(6,890)
Net inflows (outflows)	4,605	1,016
Market appreciation (depreciation)	(8,750)	9,697
Distributions	(1,710)	(1,965)
Total increase (decrease)	(5,855)	8,748
Assets under management, end of period	$66,327	$66,601	(0.4%)
Average assets under management	$65,657	$64,743	1.4%
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Non-GAAP Reconciliations
Management believes that use of the following non-GAAP financial measures enhances the evaluation of the Company's results, as they provide greater transparency into the Company's operating performance. In addition, these non-GAAP financial measures are used to prepare the Company's internal management reports and are used by management in evaluating the Company's business.
While management believes that this non-GAAP financial information is useful in evaluating the Company's results and operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP Net Income Attributable to Common Stockholders and U.S. GAAP Earnings per Share to Net Income Attributable to Common Stockholders, As Adjusted, and Earnings per Share, As Adjusted

(in thousands, except per share data)	Three Months Ended
	June 30, 2020		March 31, 2020	June 30, 2019
Net income attributable to common stockholders, U.S. GAAP	$28,520		$20,572	$31,333
Seed investments (1)	(3,885)		9,588	(1,819)
Accelerated vesting of restricted stock units	—		—	470
General and administrative (2)	—		11,859	—
Foreign currency exchange (gains) losses—net (3)	(117)		(1,927)	(267)
Tax adjustments (4)	1,636		(10,653)	(35)
Net income attributable to common stockholders, as adjusted	$26,154		$29,439	$29,682

Diluted weighted average shares outstanding	48,572		48,591	48,175
Diluted earnings per share, U.S. GAAP	$0.59		$0.42	$0.65
Seed investments (1)	(0.08)		0.20	(0.03)
Accelerated vesting of restricted stock units	—		—	0.01
General and administrative (2)	—		0.25	—
Foreign currency exchange (gains) losses—net (3)	—	*	(0.04)	(0.01)
Tax adjustments	0.03		(0.22)	—	*
Diluted earnings per share, as adjusted	$0.54		$0.61	$0.62
_________________________
*Amounts round to less than $0.01 per share.
(1) Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2) Represents costs associated with the Cohen & Steers Quality Income Realty Fund, Inc. rights offering in the first quarter of 2020.
(3) Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(4) Tax adjustments are summarized in the following table:

(in thousands)	Three Months Ended
	June 30, 2020		March 31, 2020	June 30, 2019
Discrete tax items	$13		$(5,820)	$(2)
Tax effect of non-GAAP adjustments	1,623		(4,833)	(33)
Total tax adjustments	$1,636		$(10,653)	$(35)

Reconciliation of U.S. GAAP Operating Income and U.S. GAAP Operating Margin to Operating Income, As Adjusted, and Operating Margin, As Adjusted

(in thousands, except percentages)	Three Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019
Revenue, U.S. GAAP	$94,087	$105,830	$101,792
Seed investments (1)	(60)	(29)	(40)
Revenue, as adjusted	$94,027	$105,801	$101,752

Expenses, U.S. GAAP	$58,792	$77,461	$63,688
Seed investments (1)	(229)	(228)	(297)
Accelerated vesting of restricted stock units	—	—	(470)
General and administrative (2)	—	(11,859)	—
Expenses, as adjusted	$58,563	$65,374	$62,921

Operating income, U.S. GAAP	$35,295	$28,369	$38,104
Seed investments (1)	169	199	257
Accelerated vesting of restricted stock units	—	—	470
General and administrative (2)	—	11,859	—
Operating income, as adjusted	$35,464	$40,427	$38,831

Operating margin, U.S. GAAP	37.5%	26.8%	37.4%
Operating margin, as adjusted	37.7%	38.2%	38.2%
_________________________

(1) Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds.
(2) Represents costs associated with the Cohen & Steers Quality Income Realty Fund, Inc. rights offering in the first quarter of 2020.

Reconciliation of U.S. GAAP Non-operating Income (Loss) to Non-operating Income (Loss), As Adjusted

(in thousands)	Three Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019
Non-operating income (loss), U.S. GAAP	$7,953	$(19,843)	$4,536
Seed investments (1)	(7,696)	21,893	(3,392)
Foreign currency exchange (gains) losses—net (2)	(117)	(1,927)	(267)
Non-operating income (loss), as adjusted	$140	$123	$877
_________________________

(1) Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2) Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.